State Street® Fixed Income Sector Rotation ETF
FISR
(NYSE Ticker)
Summary Prospectus-October 31, 2025
Before you invest in the State Street® Fixed Income Sector Rotation ETF (the “Fund”), you may want to review the Fund's prospectus and statement of additional information, which contain more information about the Fund and the risks of investing in the Fund. The Fund's prospectus and statement of additional information dated October 31, 2025, are incorporated by reference into this summary prospectus. You can find the Fund's prospectus, statement of additional information and reports to shareholders, as well as other information about the Fund, online at www.statestreet.com/im.
You may also obtain this information at no charge by calling 1-866-787-2257 or by sending an e-mail request to Fund_inquiry@ssga.com.
Investment Objective
The State Street Fixed Income Sector Rotation ETF (the “Fund”) seeks to provide total return by focusing on investments in income and yield-generating assets.
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Fund Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management fees	0.50%
Distribution and service (12b-1) fees	None
Other expenses	0.00%
Total annual Fund operating expenses	0.50%
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell or hold all of your Fund Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Year 1	Year 3	Year 5	Year 10
$51	$160	$280	$628
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance.  During the most recent fiscal year, the Fund's portfolio turnover rate was 127% of the average value of its portfolio.
The Fund's Principal Investment Strategy
The Fund is a “fund of funds,” meaning that it primarily invests its assets in securities of other exchange-traded funds (“ETFs”). In particular, the Fund allocates its assets among ETFs that each focus on one or more of the following sectors of the fixed income market: (i) securities issued or guaranteed by the U.S. government or its agencies, instrumentalities or sponsored corporations; (ii) inflation protected public obligations of the U.S. Treasury; (iii) U.S. corporate securities; (iv) U.S. mortgage-backed securities; (v) high yield securities (commonly known as “junk” bonds); (vi) international government and corporate securities, including emerging markets; (vii) first lien senior secured floating rate bank loans; (viii) floating and variable rate securities; and (ix) cash equivalents (i.e., securities maturing in less than one year) (each, a “Fixed Income Sector” and collectively, the “Fixed Income Sectors”).

1 of 7

State Street® Fixed Income Sector Rotation ETF
SSGA Funds Management, Inc. (the “Adviser” or “SSGA FM”), the Fund's investment adviser, allocates the Fund's assets among the ETFs based on a proprietary sector selection model. The model first incorporates macroeconomic, financial and market data to arrive at a projected return forecast for each Fixed Income Sector. Using these projected return forecasts, the model then allocates the weightings of each Fixed Income Sector to construct a portfolio that seeks to maximize expected total return. The portfolio's final sector allocation is subject to the Adviser's risk and diversification constraints, which limit the amount a Fixed Income Sector may represent in the portfolio and the portfolio's duration relative to the Bloomberg U.S. Aggregate Bond Index. The Adviser may not fully implement the results of the model if it believes the model does not take into account all relevant data, or that a different evaluation or weighting of the data is more appropriate. It is possible the Fund may not have exposure to all Fixed Income Sectors at all times. The Adviser typically rebalances the Fund's portfolio on a monthly basis, although rebalancing may occur more frequently depending on market conditions. The Adviser buys and sells securities for the Fund at each rebalancing based on the results of the process described above. As a result of frequent rebalances, the Fund may experience a high turnover rate.
Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of borrowings for investments purposes) directly, or indirectly through the underlying ETFs, in fixed income securities. The Fund may invest in ETFs that pay fees to the Adviser and its affiliates for management, marketing or other services. The Fund or ETFs in which the Fund invests may use derivative instruments (primarily options, futures contracts, options on futures, interest rate swaps and credit default swaps) to gain or hedge exposure to certain securities as an alternative to investing directly in such securities. In addition, the Fund may invest in cash and cash equivalents or money market instruments, such as money market funds (including money market funds advised by the Adviser).
Principal Risks of Investing in the Fund
As with all investments, there are certain risks of investing in the Fund. Fund Shares will change in value, and you could lose money by investing in the Fund. The Fund's exposure to the risks discussed below may be through the Fund's direct investments or indirect through the Fund's investments in the underlying ETFs. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Market Risk: The Fund's investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, inflation, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Local, regional or global events such as war, military conflicts, acts of terrorism, trade policy changes or disputes, the threat or actual imposition of tariffs, natural disasters, the spread of infectious illness or other public health issues, or other events could have a significant impact on the Fund and its investments.
Debt Securities Risk: The values of debt securities may increase or decrease as a result of the following: market fluctuations, changes in interest rates, actual or perceived inability or unwillingness of issuers, guarantors or liquidity providers to make scheduled principal or interest payments, or illiquidity in debt securities markets. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. A rising interest rate environment may cause the value of the Fund's fixed income securities to decrease, an adverse impact on the liquidity of the Fund's fixed income securities, and increased volatility of the fixed income markets. During periods when interest rates are at low levels, the Fund's yield can be low, and the Fund may have a negative yield (i.e., it may lose money on an operating basis). To the extent that interest rates fall, certain underlying obligations may be paid off substantially faster than originally anticipated. If the principal on a debt obligation is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. During periods of falling interest rates, the income received by the Fund may decline. Changes in interest rates will likely have a greater effect on the values of debt securities of longer durations. Returns on investments in debt securities could trail the returns on other investment options, including investments in equity securities.
Asset Allocation Risk: The Fund's investment performance depends upon the successful allocation by the Adviser of the Fund's assets among asset classes, geographical regions, industry sectors, and specific issuers and investments. There is no guarantee that the Adviser's allocation techniques and decisions will produce the desired results.
Modeling Risk: The Adviser uses quantitative models in an effort to enhance returns and manage risk. Any imperfections, errors or limitations in these models could limit any benefit to the Fund from the use of the models, or could result in incorrect outputs or in investment outcomes different from or opposite to those expected or desired by the Adviser. There can be no assurance that the models will behave as expected in all market conditions. In addition, computer programming used to create quantitative models, or the data on which such models operate, might contain one or more errors.
2 of 7

State Street® Fixed Income Sector Rotation ETF
Exchange-Traded Funds Risk: The Fund is subject to substantially the same risks as those associated with the direct ownership of the securities represented by an underlying ETF in which it invests. In addition, the shares of an underlying ETF may trade at a premium or discount to their intrinsic value (i.e., the market value may differ from the net asset value (“NAV”) of an ETF's shares) for a number of reasons. For example, supply and demand for shares of an underlying ETF or market disruptions may cause the market price of the underlying ETF to deviate from the value of the underlying ETF's investments, which may be exacerbated in less liquid markets.
Affiliated ETF Risk: To the extent the Fund invests in an affiliated underlying ETF, the Fund's investment performance and risks may be directly related to the investment performance and risks of the affiliated ETF. In addition, the Adviser may have an incentive to take into account the effect on an affiliated ETF in which the Fund may invest in determining whether, and under what circumstances, to purchase or sell shares in that affiliated ETF. Although the Adviser takes steps to address the conflicts of interest, it is possible that the conflicts could impact the Fund.
Fluctuation of Net Asset Value, Share Premiums and Discounts Risk: As with all exchange-traded funds, Fund Shares may be bought and sold in the secondary market at market prices. The trading prices of Fund Shares in the secondary market may differ from the Fund's daily NAV per share and there may be times when the market price of the shares is more than the NAV per share (premium) or less than the NAV per share (discount). This risk is heightened in times of market volatility or periods of steep market declines.
Below Investment-Grade Securities Risk: Lower-quality debt securities (“high yield” or “junk” bonds) are considered predominantly speculative, and can involve a substantially greater risk of default than higher quality debt securities. Issuers of lower-quality debt securities may have substantially greater risk of insolvency or bankruptcy than issuers of higher-quality debt securities. They can be illiquid, and their values can have significant volatility and may decline significantly over short periods of time. Lower-quality debt securities tend to be more sensitive to adverse news about the issuer, or the market or economy in general.
Cash Position Risk: If the Fund holds a significant position in cash or cash equivalents, its investment returns may be adversely affected, and the Fund may not achieve its investment objective.
Currency Risk: The value of the Fund's assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, and delays, restrictions or prohibitions on the repatriation of foreign currencies. Foreign currency exchange rates may have significant volatility, and changes in the values of foreign currencies against the U.S. dollar may result in substantial declines in the values of the Fund's assets denominated in foreign currencies.
Emerging Markets Risk: Risks of investing in emerging markets include, among others, greater political and economic instability, greater volatility in currency exchange rates, less developed securities markets, increased potential for market manipulation, possible trade barriers, currency transfer restrictions, a more limited number of potential buyers and issuers, an emerging market country's dependence on revenue from particular commodities or international aid, less governmental supervision and regulation, unavailability of currency hedging techniques, differences in auditing and financial reporting standards, and less developed legal systems. There is also the potential for unfavorable action such as expropriation, nationalization, embargoes, and acts of war. The securities of emerging market companies may trade less frequently and in smaller volumes than more widely held securities. Market disruptions or substantial market corrections may limit very significantly the liquidity of securities of certain companies in a particular country or geographic region, or of all companies in the country or region. The Fund may be unable to liquidate its positions in such securities at any time, or at a favorable price, in order to meet the Fund's obligations. These risks are generally greater for investments in frontier market countries, which typically have smaller economies or less developed capital markets than traditional emerging market countries.
Futures Contract Risk: A futures contract is a standardized agreement that calls for the purchase or sale of a specific asset at a specific price at a specific future time, or cash settlement of the terms of the contract. Transactions in futures contracts can create investment leverage and may have significant volatility. It is possible that a futures contract transaction will result in a much greater loss than the principal amount invested, and the Fund may not be able to close out the futures contract at a favorable time or price. There is no assurance that a liquid secondary market on an exchange will exist for any particular futures contract. In the event no such market exists, it might not be possible to effect closing transactions, and the Fund will be unable to terminate its exposure to the futures contract. There is also a risk of imperfect correlation between movements in the prices of the futures contract and movements in the price of the underlying assets. The counterparty to a futures contract may be unable or unwilling to make timely settlement payments, return the Fund's margin, or otherwise honor its obligations.
Income Risk: The Fund's income may decline due to falling interest rates or other factors. Issuers of securities held by the Fund may call or redeem the securities during periods of falling interest rates, and the Fund would likely be required to reinvest in securities paying lower interest rates. If an obligation held by the Fund is prepaid, the Fund may have to reinvest the prepayment in other obligations paying income at lower rates.
3 of 7

State Street® Fixed Income Sector Rotation ETF
Inflation-Indexed Securities Risk: The principal amount of an inflation-indexed security typically increases with inflation and decreases with deflation, as measured by a specified index. It is possible that, in a period of declining inflation rates, the Fund could receive at maturity less than the initial principal amount of an inflation-indexed security. Changes in the values of inflation-indexed securities may be difficult to predict, and it is possible that an investment in such securities will have an effect different from that anticipated by the Adviser.
Liquidity Risk: Lack of a ready market, stressed market conditions, or restrictions on resale may limit the ability of the Fund to sell a security at an advantageous time or price or at all. Illiquid investments may trade at a discount from comparable, more liquid investments and may be subject to wide fluctuations in market value. If the liquidity of the Fund's holdings deteriorates, it may lead to differences between the market price of Fund Shares and the NAV of Fund Shares, and could result in the Fund Shares being less liquid. Illiquidity of the Fund's holdings may also limit the ability of the Fund to obtain cash to meet redemptions on a timely basis.  In addition, the Fund, due to limitations on investments in any illiquid investments and/or the difficulty in purchasing and selling such investments, may be unable to achieve its desired level of exposure to a certain market or sector.
Management Risk: The Fund is actively managed. The Adviser's judgments about the attractiveness, relative value, or potential appreciation of a particular sector, security, commodity or investment strategy may prove to be incorrect, and may cause the Fund to incur losses. There can be no assurance that the Adviser's investment techniques and decisions will produce the desired results.
Money Market Fund Investment Risk: An investment in a money market fund is not a deposit of any bank and is not insured or guaranteed by the FDIC or any other government agency. Certain money market funds seek to preserve the value of their shares at $1.00 per share, although there can be no assurance that they will do so, and it is possible to lose money by investing in such a money market fund. A major or unexpected change in interest rates or a decline in the credit quality of an issuer or entity providing credit support, an inactive trading market for money market instruments, or adverse market, economic, industry, political, regulatory, geopolitical, and other conditions could cause the share price of such a money market fund to fall below $1.00. Other money market funds price and transact at a “floating” NAV that will fluctuate along with changes in the market-based value of fund assets. Shares sold utilizing a floating NAV may be worth more or less than their original purchase price. Recent changes in the regulation of money market funds may affect the operations and structures of money market funds.
Mortgage-Related and Other Asset-Backed Securities Risk: Investments in mortgage-related and other asset-backed securities are subject to the risk of significant credit downgrades, illiquidity, and defaults to a greater extent than many other types of fixed-income investments. The liquidity of mortgage-related and asset-backed securities may change over time. During periods of falling interest rates, mortgage- and asset-backed securities may be called or prepaid, which may result in the Fund having to reinvest proceeds in other investments at a lower interest rate. During periods of rising interest rates, the average life of mortgage- and asset-backed securities may extend, which may lock in a below-market interest rate, increase the security's duration and interest rate sensitivity, and reduce the value of the security. Enforcing rights against the underlying assets or collateral may be difficult, and the underlying assets or collateral may be insufficient if the issuer defaults.
Non-U.S. Securities Risk: Non-U.S. securities are subject to political, regulatory, and economic risks not present in domestic investments. There may be less information publicly available about a non-U.S. entity than about a U.S. entity, and many non-U.S. entities are not subject to accounting, auditing, legal and financial report standards comparable to those in the United States. Further, such entities and/or their securities may be subject to risks associated with currency controls; expropriation; changes in tax policy; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. To the extent underlying securities held by the Fund trade on foreign exchanges that are closed when the exchange on which the Fund's shares trade is open, there may be deviations between the current price of an underlying security and the last quoted price for the underlying security on the closed foreign market. These deviations could result in the Fund experiencing premiums or discounts greater than those of ETFs that invest in domestic securities. Securities traded on foreign markets may be less liquid (harder to sell) than securities traded domestically. Foreign governments may impose restrictions on the repatriation of capital to the U.S. In addition, to the extent the Fund buys securities denominated in a foreign currency, there are special risks such as changes in currency exchange rates and the risk that a foreign government could regulate foreign exchange transactions.  In addition, to the extent investments are made in a limited number of countries, events in those countries will have a more significant impact on the Fund. Certain countries may institute negative interest rates on certain fixed-income securities, and similar interest rate conditions may be experienced in other regions. Investments in fixed-income securities with very low or negative interest rates may magnify the Fund's susceptibility to interest rate risk and diminish yield and performance, and such investments may be subject to heightened volatility and reduced liquidity.
Options Risk: The Fund's successful use of options depends on the ability of the Adviser to forecast market movements correctly. When the Fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction before the option's expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. The effective use of options also
4 of 7

State Street® Fixed Income Sector Rotation ETF
depends on the Fund's ability to terminate option positions at times when the Adviser deems it desirable to do so. There is no assurance that the Fund will be able to effect closing transactions at any particular time or at an acceptable price. The sale of options by the Fund may create investment leverage.
Portfolio Turnover Risk: Frequent purchases and sales of portfolio securities may result in higher Fund expenses and may result in more significant distributions of short-term capital gains to investors, which are taxed to individuals as ordinary income.
Restricted Securities Risk: The Fund may hold securities that have not been registered for sale to the public under the U.S. federal securities laws. There can be no assurance that a trading market will exist at any time for any particular restricted security. Limitations on the resale of these securities may have an adverse effect on their marketability, and may prevent the Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration. Also, restricted securities may be difficult to value because market quotations may not be readily available, and the securities may have significant volatility.
Senior Loan Risk: Investments in senior loans are subject to credit risk and general investment risk. Credit risk refers to the possibility that the borrower of a senior loan will be unable and/or unwilling to make timely interest payments and/or repay the principal on its obligation. Default in the payment of interest or principal on a senior loan will result in a reduction in the value of the senior loan and consequently a reduction in the value of the Fund's investments and a potential decrease in the NAV of the Fund. Senior loans are also subject to the risk that the value of the collateral securing a senior loan may decline, be insufficient to meet the obligations of the borrower or be difficult to liquidate. In addition, the Fund's access to the collateral may be limited by bankruptcy or other insolvency laws. Further, loans held by the Fund may not be considered securities and, therefore, purchasers, such as the Fund, may not be entitled to rely on the strong anti-fraud protections of the federal securities laws. Some senior loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate the senior loans to presently existing or future indebtedness of the borrower or take other action detrimental to lenders, including the Fund, such as invalidation of senior loans or causing interest previously paid to be refunded to the borrower. Senior loans are also subject to high yield securities risks and liquidity risks described above. In addition, bank loans may be subject to extended settlement periods, which may impair the Fund's ability to sell or realize the full value of its loans in the event of a need to liquidate such loans in a compressed period of time. Some of the loans in which the Fund may invest or obtain exposure to may be “covenant-lite” loans. Covenant-lite loans may contain fewer or no maintenance covenants compared to other loans and may not include terms which allow the lender to monitor the performance of the borrower and declare a default if certain criteria are breached. The Fund may experience delays in enforcing its rights on its holdings of covenant-lite loans.
Sovereign Debt Obligations Risk: Investments in debt securities issued by governments or by government agencies and instrumentalities involve the risk that the governmental entities responsible for repayment may be unable or unwilling to pay interest and repay principal when due. Any restructuring of a sovereign debt obligation held by the Fund will likely have a significant adverse effect on the value of the obligation. In the event of default of sovereign debt, the Fund may be unable to pursue legal action against the sovereign issuer or to realize on collateral securing the debt.
Swaps Risk: A swap is a two-party contract that generally obligates the parties to exchange payments based on a specified reference security, basket of securities, security index or index component. Swaps can involve greater risks than direct investment in securities because swaps may be leveraged and are subject to counterparty risk (e.g., the risk of a counterparty's defaulting on the obligation or bankruptcy), credit risk and pricing risk (i.e., swaps may be difficult to value). It may not be possible for the Fund to liquidate a swap position at an advantageous time or price, which may result in significant losses.
U.S. Government Securities Risk: Certain U.S. government securities are supported by the full faith and credit of the United States; others are supported by the right of the issuer to borrow from the U.S. Treasury; others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; and still others are supported only by the credit of the issuing agency, instrumentality, or enterprise. Although U.S. government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation (“Freddie Mac”) and the Federal National Mortgage Association (“Fannie Mae”) may be chartered or sponsored by Congress, they are not funded by Congressional appropriations, and their securities are not issued by the U.S. Treasury, are not supported by the full faith and credit of the U.S. government, and involve increased credit risks.
U.S. Treasury Obligations Risk: U.S. Treasury obligations may differ from other fixed income securities in their interest rates, maturities, times of issuance and other characteristics. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of the Fund's U.S. Treasury obligations to decline.
Valuation Risk: Certain portfolio holdings may be valued on the basis of factors other than market quotations. This may occur more often in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their
5 of 7

State Street® Fixed Income Sector Rotation ETF
valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund at that time.
Variable and Floating Rate Securities Risk: During periods of increasing interest rates, changes in the coupon rates of variable or floating rate securities may lag behind the changes in market rates or may have limits on the maximum increases in coupon rates. Alternatively, during periods of declining interest rates, the coupon rates on such securities will typically readjust downward resulting in a lower yield. In addition, investment in derivative variable rate securities, such as inverse floaters, whose rates vary inversely with market rates of interest, or range floaters or capped floaters, whose rates are subject to periodic or lifetime caps, or in securities that pay a rate of interest determined by applying a multiple to the variable rate involves special risks as compared to investment in a fixed-rate security and may involve leverage. Floating rate notes are generally subject to legal or contractual restrictions on resale, may trade infrequently, and their value may be impaired when the Fund needs to liquidate such loans.
Fund Performance
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of a relevant broad-based securities index. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by calling 1-866-787-2257 or visiting our website at www.statestreet.com/im.
Annual Total Returns (years ended 12/31)

	Returns	Quarter/Year
Highest Quarterly Return	6.69%	Q4 2023
Lowest Quarterly Return	-6.58%	Q1 2022
Year-to-Date	5.50%	9/30/2025
Average Annual Total Returns (for periods ended 12/31/24)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Fund Shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the returns before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund Shares.
	One Year	Five Years	Since Inception
4/3/2019
Return Before Taxes	0.97%	-1.38%	-0.12%
Return After Taxes on Distributions	-0.47%	-2.46%	-1.28%
Return After Taxes on Distributions and Sale of Fund Shares	0.57%	-1.47%	-0.56%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	1.25%	-0.33%	0.72%
Portfolio Management
Investment Adviser
SSGA FM serves as the investment adviser to the Fund.
Portfolio Managers
The professionals primarily responsible for the day-to-day management of the Fund are Michael Martel, Jeremiah Holly and Leo Law.
6 of 7

State Street® Fixed Income Sector Rotation ETF
Michael Martel is a Managing Director of the Adviser and Head of Portfolio Management in the Americas for the Investment Solutions Group. He joined the Adviser in 1994.
Jeremiah Holly, CFA, is a Vice President of the Adviser and a Senior Portfolio Manager in the Investment Solutions Group. He joined the Adviser in 2005.
Leo Law, CFA, is a Principal of the Adviser and a Portfolio Manager in the Investment Solutions Group. He joined the Adviser in 2016.
Purchase and Sale Information
The Fund will issue (or redeem) Fund Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of Fund Shares known as “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of a designated portfolio of in-kind securities and/or cash.
Individual Fund Shares may only be purchased and sold on the NYSE Arca, Inc., other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at NAV, Fund Shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling Fund Shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Fund Shares (bid) and the lowest price a seller is willing to accept for Fund Shares (ask) (the “bid-ask spread”). Recent information regarding the Fund's NAV, market price, premiums and discounts, and bid-ask spreads is available at www.statestreet.com/im.
Tax Information
The Fund's distributions are expected to be taxed as ordinary income and/or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. Any withdrawals made from a tax-advantaged arrangement may be taxable to you.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its affiliates may pay the financial intermediary for certain activities related to the Fund, including educational training programs, conferences, the development of technology platforms and reporting systems, or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.
7 of 7
© 2025 State Street Corporation. All Rights Reserved.

State Street® Fixed Income Sector Rotation ETF
www.statestreet.com/im
SSGA Active Trust
One Iron Street, Boston, MA 02210
© 2025 State Street Corporation. All Rights Reserved.
FISRSUMPRO